                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) - January 27, 2000



                           REGENT COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



                  DELAWARE                             0-15392                          31-1492857
        (State of other jurisdiction                 (Commission                       (IRS Employer
              of incorporation)                     File Number)                    Identification No.)


                          50 EAST RIVERCENTER BOULEVARD
                                    SUITE 180
                            COVINGTON, KENTUCKY 41011
                    (Address of principal executive offices)


                                 (606) 292-0030
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective January 28, 2000, pursuant to the terms of an Asset Purchase Agreement dated as of July 29, 1999, Regent Communications, Inc. (the "Company") (through Regent Broadcasting of Utica/Rome, Inc. and Regent Broadcasting of Watertown, Inc., wholly-owned subsidiaries of the Company, and their respective wholly-owned subsidiaries, Regent Licensee of Utica/Rome, Inc. and Regent Licensee of Watertown, Inc.) acquired from Forever of NY, Inc., Forever of NY, LLC and Forever Broadcasting, LLC the FCC licenses and assets used in the operation of radio stations WODZ(FM), WLZW(FM), WFRG(FM), WIBX(AM) and WRUN(AM) licensed to Utica-Rome, New York, and radio stations WCIZ(FM), WFRY(FM), WTNY(AM) and WUZZ(AM) licensed to Watertown, New York. The purchase price for these assets was approximately $43.8 million paid in cash plus 100,000 shares of the Company's common stock.

         Effective February 1, 2000, pursuant to the terms of an Asset Purchase Agreement dated as of September 3, 1999 the Company (through Regent Broadcasting of El Paso, Inc., a wholly-owned subsidiary of the Company, and its wholly-owned subsidiary, Regent Licensee of El Paso, Inc.) acquired from New Wave Broadcasting, Inc. the FCC licenses and assets used in the operation of radio stations KSII(FM), KLAQ(FM) and KROD(AM) licensed to El Paso, Texas. The purchase price for these assets was approximately $23.5 million paid in cash.

         The terms of these acquisitions were arrived at and agreed upon through arms' length negotiations between the parties. The Company intends to continue to use the assets acquired in these acquisitions in a manner consistent with their use prior to their acquisition by the Company.

         The source for the cash portion of the purchase price paid by the Company in these acquisitions was the net proceeds from the Company's initial public offering of its common stock completed on January 28, 2000.

ITEM 5.  OTHER EVENTS

         New Debt Facility

                  On January 27, 2000, Regent Broadcasting, Inc. ("Regent Broadcasting"), a wholly-owned subsidiary of the Company, as the borrower, and the Company, as a guarantor, entered into a new credit agreement with a group of lenders (as amended, the "Credit Agreement") which provides for a senior secured reducing revolving credit facility expiring December 31, 2006 with an initial aggregate revolving commitment of up to $125,000,000 (including a commitment to issue letters of credit of up to $25,000,000 in aggregate face amount, subject to the maximum revolving commitment amount then available). This revolving credit facility is available for working capital and acquisitions, including related acquisition expenses. In addition, the Credit Agreement provides for an additional revolving loan facility with a maximum aggregate commitment amount of $50,000,000 available subject to the terms of the Credit Agreement for a two-year period, at the end of which period any outstanding amounts will be converted into a term loan maturing on December 31, 2006. The indebtedness under the Credit Agreement is collateralized by liens on substantially all of the assets of the Regent Broadcasting, the Company and their operating and license subsidiaries and by a pledge of the operating and license subsidiaries' stock, and is guaranteed by the Company and those subsidiaries.

         Initial Public Offering of Common Stock

         On January 28, 2000, the Company consummated an initial public offering of 16,000,000 shares of its common stock at a public offering price of $8.50 per share. On February 7, 2000 the underwriters' purchased an additional 2,400,000 shares of the Company's common stock upon exercise of their overallotment option. The Company received total proceeds, net of underwriting discounts and commissions, of $145,452,000 from completion of the offering, including proceeds from exercise of the underwriter's overallotment option. Of these proceeds, the Company used $67,325,000 to fund the acquisitions of stations in Utica-Rome, New York and Watertown, New York on January 28, 2000 and in El Paso, Texas on February 1, 2000; $25,096,000 to pay in full amounts borrowed under its prior bank credit facility on January 28, 2000; $7,295,000 to pay or reserve for payment of accumulated, unpaid dividends on all series of convertible stock converted into common stock effective January 28, 2000; $5,857,000 to redeem all outstanding shares of its Series B convertible preferred stock on January 28, 2000; and $1,513,000 to repurchase shares of the Company's common stock from an affiliate of one of the underwriters in order to comply with NASD rules. The Company intends to use the balance of these proceeds, after payment of expenses of the offering estimated to be $1,616,000, for working capital needs and future acquisitions.

         Conversion and Redemption  of Preferred Stock

         Effective on January 28, 2000, the Company redeemed 1,000,000 shares of its Series B convertible preferred stock, which constituted all outstanding shares of that series, for a redemption price of $5,857,000, being the original price paid for those shares of $5.00 per share plus accumulated, unpaid dividends on those shares.

         Also effective on January 28, 2000, the Company converted 15,775,699 shares of convertible preferred stock, constituting all outstanding shares of the Company's other series of convertible preferred stock, into common stock on a one-for-one basis. The Company has paid or set aside for payment of accumulated, unpaid dividends on those shares in the total amount of $7,295,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The following financial statements appearing on pages F-40 through F-58 of the prospectus constituting part of the Company's Form S-1 Registration Statement (File No. 333-91703), as amended, effective January 24, 2000, are incorporated herein by this reference:

              FOREVER OF NY, INC.
                  Report of Independent Accountants
                  Combined Balance Sheets at September 30, 1999 and December 31,
                           1998 and 1997
                  Combined Statements of Operations for the nine months ended
                           September 30, 1999 and 1998 (unaudited) and for the years ended December 31, 1998 and 1997
                  Combined Statements of Cash Flows for the nine months ended
                           September 30, 1999 and 1998 (unaudited) and for the years ended December 31, 1998 and 1997
                  Combined Statements of Stockholders' Equity for the nine
                           months ended September 30, 1999 (unaudited) and for the years ended December 31, 1998 and 1997
                  Notes to Combined Financial Statements

              NEW WAVE BROADCASTING, L.P., RADIO STATIONS KLAQ(FM), KSII(FM) AND
                  KROD(AM)
                  Report of Independent Accountants
                  Combined Balance Sheets at September 30, 1999 and December
                           31, 1998
                  Combined Statements of Operations for the nine months ended
                           September 30, 1999 and 1998 (unaudited) and for the year ended December 31, 1998
                  Combined Statements of Partners' Net Investment for the nine months ended September 30, 1999 and for the year ended December 31, 1998
                  Combined Statements of Cash Flows for the nine months ended
                           September 30, 1999 and 1998 (unaudited) and for the year ended December 31, 1998
                  Notes to Combined Financial Statements

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The following unaudited pro forma condensed consolidated financial information for Regent Communications, Inc., giving effect to the transactions described therein, including acquisition of the FCC licenses and related assets of radio stations described above in Item 2, appearing on pages 23 through 32 of the prospectus constituting part of the Company's Form S-1 Registration Statement (File No. 333-91703), as amended, effective January 24, 2000, are incorporated herein by this reference:

                  Unaudited Pro Forma Condensed Consolidated Statement of
                           Operations for the year ended December 31, 1998
                  Unaudited Pro Forma Condensed Consolidated Statement of
                           Operations for the nine months ended September 30,
                           1999
                  Notes to the Unaudited Pro Forma Condensed Consolidated
                           Statement of Operations
                  Unaudited Pro Forma Condensed Consolidated Balance Sheet at
                           September 30, 1999
                  Notes to the Unaudited Pro Forma Condensed Consolidated
                           Balance Sheet

         (c)      EXHIBITS.

         The Exhibit Index following the signature page hereof constitutes a list of all Exhibits filed with or incorporated by reference in this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REGENT COMMUNICATIONS, INC.


Date:  February 10, 2000                 By: /s/ Anthony A. Vasconcellos
                                            ------------------------------------
                                             Anthony A. Vasconcellos,
                                             Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

         The following exhibits are filed, or incorporated by reference where indicated, as part of this Current Report on Form 8-K:

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION


2(a) Asset Purchase Agreement dated as of July 29, 1999 by and among Forever of NY, Inc., Forever of NY, LLC and Forever Broadcasting, LLC as sellers, and Regent Broadcasting of Utica/Rome, Inc., Regent Licensee of Utica/Rome, Inc., Regent Broadcasting of Watertown, Inc., Regent Licensee of Watertown, Inc., as buyers, and Regent Communications, Inc. (excluding exhibits not deemed material or filed separately in executed form) (previously filed as Exhibit 2(b) to the Registrant's Form 10-Q for the Quarter Ended June 30, 1999 and incorporated herein by this reference)

2(b) Asset Purchase Agreement dated as of September 13, 1999 by and among New Wave Broadcasting, L.P., Regent Broadcasting of El Paso, Inc. and Regent Licensee of El Paso, Inc. (excluding exhibits not deemed material or filed separately in executed form) (previously filed as
         Exhibit 2(b) to the Registrant's Form 10-Q for the Quarter Ended September 30, 1999 and incorporated herein by this reference)

4(a) Credit Agreement dated as of January 27, 2000 among Regent Broadcasting, Inc., as borrower, Regent Communications, Inc., as guarantor, the several lenders from time to time party to the agreement, Fleet National Bank, as Administrative Agent, Fleet National Bank, as Issuing Lender, GE Capital Commercial Finance, Inc., as Syndication Agent, and Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent (excluding exhibits not deemed material or filed separately in executed form)

4(b) Security Agreement dated as of January 27, 2000 among Regent Communications, Inc., Regent Broadcasting, Inc., all of their subsidiaries and Fleet National Bank, as collateral agent (excluding exhibits not deemed material or filed separately in executed form)

4(c) Subsidiary Guaranty Agreement dated as of January 27, 2000 among Regent Communications, Inc., Regent Broadcasting, Inc., all of their subsidiaries and Fleet National Bank, as collateral agent (excluding exhibits not deemed material or filed separately in executed form)

4(d) Pledge Agreement dated as of January 27, 2000 among Regent Communications, Inc., Regent Broadcasting, Inc., all of their subsidiaries and Fleet National Bank, as collateral agent (excluding exhibits not deemed material or filed separately in executed form)

4(e) Omnibus Amendment No. 1 and Amendment No. 1 to Credit Agreement dated as of February 4, 2000 among Regent Broadcasting, Inc., as borrower, Regent Communications, Inc., as guarantor, the several lenders from time to time party to the agreement, Fleet National Bank, as Administrative Agent, Fleet National Bank, as Issuing Lender, GE Capital Commercial Finance, Inc., as Syndication Agent, and Dresdner Bank AG, New York and


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         Grand Cayman Branches, as Documentation Agent (excluding exhibits not deemed material or filed separately in executed form)

4(f) Revolving Credit Note dated February 7, 2000 in the maximum original principal amount of $25,000,000 made by Regent Broadcasting, Inc. payable to the order of Fleet National Bank (See Note 1 below)

23       Consent of PricewaterhouseCoopers LLP

------------

Notes:

(1) Seven substantially identical notes dated February 7, 2000 were issued by Regent Broadcasting, Inc. as follows:

                                                                       Maximum Original
                  Lender                                               Principal Amount
                  ------                                               ----------------
                  General Electric Capital Corporation                 $22,000,000
                  Dresdner Bank AG, New York and
                     Grand Cayman Branches                             $22,000,000
                  Mercantile Bank National Association                 $16,000,000
                  U.S. Bank National Association                       $10,000,000
                  Summit Bank                                          $10,000,000
                  Michigan National Bank                               $10,000,000
                  The CIT Group/Equipment Financing, Inc.              $10,000,000